Exhibit 10.5

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 2

to

Purchase Agreement No. 03776

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-9 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of January 14, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 03776 dated July 12, 2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737-9 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to *** the following *** model 737-*** aircraft (*** Aircraft) in lieu of *** model 737-*** aircraft (*** Aircraft) pursuant to Supplemental Agreement No. 62 to Purchase Agreement No. 1951:

MSN	*** Aircraft Delivery Month	*** Aircraft Delivery Month
***	***	***

WHEREAS, Boeing and Customer agree to *** the following *** model 737-*** Option Aircraft ( *** Options):

Delivery Month	Quantity
***	***

UAL-PA-03776	SA-2	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 2 to

Purchase Agreement No. 03776

WHEREAS, Boeing and Customer agree to *** received by Boeing for the *** Aircraft and the *** Options to the *** Aircraft.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents and Articles.

The Table of Contents, is replaced in its entirety with the Table of Contents that is attached hereto and references this Supplemental Agreement No. 2.

2. Tables.

Table 1 is removed and replaced, in its entirety, with the Table 1 that is attached hereto and references this Supplemental Agreement No. 2.

3. Letter Agreements.

Attachment A to UCH-PA-03776-LA-1207644 is replaced in its entirety with the Attachment A to UCH-PA-03776-LA-1207644 that is attached hereto and references this Supplemental Agreement No. 2.

4. Conditions Precedent: This Supplemental Agreement No. 2 will be effective subject to satisfaction of all of the following conditions precedent (collectively the Conditions Precedent):

4.1.	Execution of Supplemental Agreement No. 62 to Purchase Agreement No. 1951 between Boeing and Customer relating to Boeing model 737 aircraft; and

4.2.	Execution of Purchase Agreement No. 04308 between Boeing and Customer relating to Boeing model 777 aircraft.

Upon satisfaction of the Conditions Precedent, the Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

UAL-PA-03776	SA-2	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 2 to

Purchase Agreement No. 03776

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Susan E. Englander	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776	SA-2	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table – 737-9	SA-2

EXHIBITS
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Warranty ***
SLP1.	Service Life Policy Components

LETTER AGREEMENTS
UCH-PA-03776-LA-1207637	*** Matters
UCH-PA-03776-LA-1207638	***
UCH-PA-03776-LA-1207640	Demonstration Flight Waiver
UCH-PA-03776-LA-1207643	Open Matters
UCH-PA-03776-LA-1207644	Option Aircraft	SA-2
UCH-PA-03776-LA-1207646	Promotional Support
UCH-PA-03776-LA-1207647	Seller Purchased Equipment
UCH-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UCH-PA-03776-LA-1207650	Special Matters
UCH-PA-03776-LA-1208055	***
UCH-PA-03776-LA-1208122	***
UCH-PA-03776-LA-1208123	*** Matters
UCH-PA-03776-LA-1208157	***

UCH-PA-03776	TABLE OF CONTENTS	SA-2, Page 1 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
UCH-PA-03776-LA-1208234	Privileged and Confidential Matters
UCH-PA-03776-LA-1208596	AGTA Matters
UCH-PA-03776-LA-1208238	Assignment Matters
UCH-PA-03776-LA-1208869	Delivery *** Matters
UAL -PA-03786-LA-1207869	737 Production Adjustments

DATED AS OF
SUPPLEMENTAL AGREEMENTS
Supplemental Agreement No. 1	June 17, 2013

Supplemental Agreement No. 2	January 14, 2015

UCH-PA-03776	TABLE OF CONTENTS	SA-2, Page 2 of 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	*** pounds	Detail Specification:		***
Engine Model/Thrust:	CFM-LEAP-1B27	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$ ***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$ ***

Sub-Total of Airframe and Features:		$ ***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$ ***	Base Year Index (ECI):		***
Aircraft Basic Price (Excluding BFE/SPE):		$ ***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$ ***
Seller Purchased Equipment (SPE) Estimate:		$ ***

Deposit per Aircraft:		$ ***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-2, Page 1

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-2, Page 2

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-2, Page 3

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-2, Page 4

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-2, Page 5

Table 1 To

Purchase Agreement No. 03776

737-9 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***	***	***	***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
***	***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
Total:	109

* Nominal delivery month, *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207643.

Note: The estimated Advance Payment Base Prices have been calculated using a *** , and *** , as follows:

***	$	*	**
***	$	*	**
***	$	*	**
***	$	*	**

UCH-PA-03776 64721-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Table 1 per SA-2, Page 6

Attachment A to Letter Agreement No. UCH-PA-03776-LA-1207644

737-9 Option Aircraft Delivery, Description, Price and Advance Payments

Sub-Total of Airframe and Features:	$ ***			Airframe Escalation Data:
Engine Price (Per Aircraft):	$ ***			Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):	$ ***			Base Year Index (CPI):	***

Buyer Furnished Equipment (BFE) Estimate:	$ ***
Seller Purchased Equipment (SPE) Estimate:	$ ***	$	***

Deposit per Aircraft:	$ ***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Actual or Nominal Delivery Month*	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
					***	***	***	***
***	***	***	***	$ ***	$ ***	$ ***	$ ***	$ ***
Total:	***

*	Nominal delivery months are *** pursuant to Letter Agreement number UCH-PA-03776-LA-1207644.

Note: The estimated Advance Payment Base Prices have been calculated using a ***:

***	$	***
***	$	***
***	$	***
***	$	***

SA-2
UCH-PA-03776 59499-1F.TXT	Boeing / United Airlines, Inc. Proprietary	Page1